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                                                                    Exhibit 3.6B

                                    BYLAWS
                                      OF
                          CAPITOL COPY PRODUCTS, INC.

                                   ARTICLE I
                                    OFFICES

     Section 1. Delaware Office. The office of Capital Copy Products, Inc.
                ---------------
(hereinafter called the Corporation) within the State of Delaware shall be 1209 Orange Street in the City of Wilmington, County of New Castle.

     Section 2. Other Offices. The Corporation may also have an office or
                -------------
offices and keep the books and records of the Corporation, except as may otherwise be required by law, in such other place or places, either within or without the State of Delaware, as the Board of Directors of the Corporation (hereinafter called the Board) may from time to time determine or the business of the Corporation may require.


                                  ARTICLE II
                           MEETINGS OF STOCKHOLDERS

     Section 1. Place of Meetings. All meetings of stockholders of the
                -----------------
Corporation shall be held at the office of the Corporation in the State of Delaware or at such other place, within or without the State of Delaware, as may from time to time be fixed by the Board or specified or fixed by the Board or specified or fixed in the respective notices or waivers of notice thereof.

     Section 2. Annual Meetings. The annual meeting of stockholders of the
                ---------------
Corporation for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held annually on such date and at such time as may be fixed by the Board.

     Section 3. Special Meetings. Special meetings of stockholders, unless
                -----------------
otherwise provided by law, may be called at any time only by the Board pursuant to a resolution adopted by a majority of the then authorized number of directors (as determined in accordance with Section 2 of Article III of these Bylaws), or by the Chairman or the President. Any such call must specify the matter or matters to be acted upon at such meeting and only such matter or matters shall be acted upon thereat. Any action required or permitted to be taken by the stockholders may be taken without a meeting if a majority in interest or all shares of stock entitled to vote on any action consent in writing to the adoption of a resolution authorizing the action. If less than unanimous consent of all stockholders is received, the Secretary shall give prompt written notice of such action to all other stockholders.


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        Section 4.  Notice of Meetings.  Except as may otherwise be required by
                    ------------------
law, notice of each meeting of stockholders, annual or special, shall be in writing, shall state the place, date and hour of the meeting and, unless it is the annual meeting, shall state the purpose or purposes of the meeting, indicate that the notice is being issued by or at the direction of the person or persons calling the meeting, and a copy thereof shall be delivered or sent by mail, not less than 10 or more than 60 days before the date of said meeting, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be directed to the stockholder at his address as it appears on the stock records of the Corporation, unless he shall have filed with the Secretary a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Unless (i) the adjournment is for more than thirty days, or (ii) the Board shall fix a new record date for any adjourned meeting after the adjournment, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment was taken.

        Section 5.  Quorum.  At each meeting of stockholders of the Corporation,
                    ------
the holders of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote shall be present or represented by proxy to constitute a quorum for the transaction of business, except as otherwise provided by law.

        Section 6.  Adjournments.  In the absence of a quorum at any meeting of
                    ------------
stockholders or any adjournment or adjournments thereof, the chairman of the meeting or a majority in interest of those present or represented by proxy and entitled to vote may adjourn the meeting from time to time until a quorum shall be present or represented by proxy. At any such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called if a quorum had been present or represented by proxy thereat.

        Section 7.  Order of Business.  The order of business at all meetings of
                    -----------------
stockholders shall be determined by the chairman of the meeting.

        Section 8.  Voting.  Except as otherwise provided in the Certificate of
                    ------
Incorporation at each meeting of stockholders, every stockholder of the Corporation shall be entitled to one vote for every share of capital stock standing in his name on the stock records of the Corporation (i) at the time fixed pursuant to Section 6 of Article VII of these Bylaws as the record date for the determination of stockholders entitled to vote at such meeting or (ii) if no such record date shall have been fixed, then at the close of business on the date next preceding the day on which notice thereof shall be given. At each meeting of stockholders, all matters (except as otherwise provided in Section 3 of Article III of these Bylaws and except in cases where a larger vote is required by law or by the Certificate of Incorporation of the Corporation or these Bylaws) shall be decided by a majority of the votes cast at such meeting by the holders of shares present or represented by proxy and entitled to vote thereon, a quorum being present.

        Section 9.  Inspectors.  For each election of directors by the
                    ----------
stockholders in any case in which it shall be advisable, in the opinion of the Board, that the voting upon any other matter shall be conducted by inspectors of election, the Board shall appoint two inspectors of election. If for any such election of directors or the voting upon any such matter, any

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inspector appointed by the Board shall be unwilling or unable to serve, or if the Board shall fail to appoint inspectors, the chairman of the meeting shall appoint the necessary inspector or inspectors. The inspectors so appointed, before entering upon the discharge of their duties, shall be sworn faithfully to execute the duties of inspectors with strict impartiality, and according to the best of their ability, and the oath so taken shall be subscribed by them. Such inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented a the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes or ballots, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes or ballots, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of election of directors. Inspectors need not be stockholders.

     Section 10. New Business.  Any new business to be taken up at any annual
                 ------------
meeting of stockholders shall be stated in writing and filed with the Secretary at least ten (10) days before the date of the annual meeting, and all business so stated, proposed and filed shall be considered at the annual meeting, but no other proposal shall be acted upon at the annual meeting of stockholders. Any stockholder may make any other proposal at the annual meeting, and the proposal may be discussed and considered, but unless stated in writing and filed with the Secretary at least ten (10) days before the meeting, such proposal shall be postponed for action at an adjourned, special or annual meeting of stockholders taking place thirty (30) days or more thereafter. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of stockholders of reports of officers, directors and committees, but in connection with such reports no new business shall be acted upon at such annual meeting unless stated herein provided.

     Section 11. Certain Rules of Procedure Relating to Stockholder Meetings.
                 -----------------------------------------------------------
All stockholder meetings, annual or special, shall be governed in accordance with the following rules:

          (i) Only stockholders of record will be permitted to present motions from the floor at any meeting of stockholders.

          (ii) The chairman of the meeting shall preside over and conduct the meeting in a fair and reasonable manner, and all questions of procedure or conduct of the meeting shall be decided solely by the chairman of the meeting. The chairman of the meeting shall have all power and authority vested in a presiding officer by law or practice to conduct an orderly meeting. Among other things, the chairman of the meeting shall have the power to adjourn or recess the meeting, to silence or expel persons to insure the orderly conduct of the meeting, to declare motions or persons out of order, to prescribe rules of conduct and an agenda for the meeting, to impose reasonable time limits on questions and remarks by any

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                     stockholder, to limit the number of questions a
                     stockholders may ask, to limit the nature of questions and comments to one subject matter at a time as dictated by any agenda for the meeting, to limit the number of speakers or persons addressing the chairman of the meeting or the meeting, to determine when the polls shall be closed, to limit the attendance at the meeting to stockholders of record, beneficial owners of stock who present letters from the record holders confirming their status as beneficial owners, and the proxies of such record and beneficial holders, and to limit the number of proxies a stockholder may name.

        Section 12.  Requests for Stockholders List and Corporation Records.
                     ------------------------------------------------------
Stockholders shall have those rights afforded under the General Corporation Law of the State of Delaware to inspect a list of stockholders and other related records and make copies or extracts therefrom. Such request shall be in writing in compliance with Section 220 of the General Corporation Law of the State of Delaware. In addition, any stockholder making such a request must agree that any information so inspected, copied or extracted by the stockholder shall be kept confidential, that any copies or extracts of such information shall be returned to the Corporation and that such information shall only be used for the purpose stated in the request. Information so requested shall be made available for inspecting, copying or extracting at the principal executive offices of the Corporation. Each stockholder desiring a photostatic or other duplicate copies of any of such information requested shall make arrangements to provide such duplicating or other equipment necessary in the city where the Corporation's principal executive offices are located. Alternative arrangements with respect to this Section 12 may be permitted in the discretion of the Chief Executive Officer of the Corporation or by vote of the Board of Directors.


                                  ARTICLE III
                                   DIRECTORS

        Section 1.  Powers.  The business of the Corporation shall be managed
                    ------
under the direction of the Board. The Board may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by law or otherwise directed or required to be exercised or done by the stockholders.

        Section 2.  Number, Election and Terms.  The authorized number of
                    --------------------------
directors may be determined from time to time by vote of a majority of the then authorized number of directors; provided however, that such number shall not be less than one nor more than nine. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

        Section 3.  Election.  At each meeting of stockholders for the election
                    --------
of directors at which a quorum is present, the persons receiving a plurality of the votes shall be elected directors.

        Section 4.  Place of Meetings.  Meetings of the Board shall be held at
                    -----------------
the Corporation's office in the State of Delaware or at such other place, within or without such

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state, as the Board may from time to time determine or as shall be specified or fixed in the notice or waiver of notice of any such meeting.

        Section 5.  Regular Meetings.  Regular meetings of the Board shall be
                    ----------------
held in accordance with a yearly meeting schedule as determined by the Board; or such meetings may be held on such other days and at such other times as the Board may from time to time determine. Notice of regular meetings of the Board need not be given except as otherwise required by these Bylaws.

        Section 6.  Special Meetings.  Special meetings of the Board may be
                    ----------------
called by the President and shall be called by the Secretary at the request of any two of the other directors.

        Section 7.  Notice of Meetings.  Notice of each special meeting of the
                    ------------------
Board (and of each regular meeting for which notice shall be required), stating the time, place and purposes thereof, shall be mailed to each director, addressed to him at his residence or usual place of business, or shall be sent to him by telex, cable or telegram so addressed, or shall be given personally or by telephone, on twenty-four hours notice, or such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

        Section 8.  Quorum and Manner of Acting.  The presence of at least a
                    ---------------------------
majority of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board or a committee thereof. If a quorum shall not be present at any meeting of the Board or a committee thereof, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Except where a different vote is required by law, the act of a majority of the directors present at any meeting at which a quorum shall be present shall be the act of the Board. Any action required or permitted to be taken by the Board may be taken without a meeting if all the directors consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the directors shall be filed with the minutes of the proceedings of the Board. Any one or more directors may participate in any meeting of the Board by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting of the Board.

        Section 9.  Resignation.  Any directors may resign at any time by giving
                    -----------
written notice to the Corporation; provided, however, that written notice to the Board, the Chairman of the Board, the President or the Secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

        Section 10. Compensation of Directors.  The Board may provide for the
                    --------------------------
payment to any of the directors, other than officers or employees of the Corporation, of a specified amount for services as a director or member of a committee of the Board, or of a specified amount for attendance at each regular or special Board meeting or committee meeting, or of both, and all

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directors shall be reimbursed for expenses of attendance at any such meeting;
provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

        Section 11.  Vacancies, Additional Directors and Removal From Office.
                     -------------------------------------------------------
If any vacancy occurs in the Board caused by death, resignation, retirement, disqualification or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor to fill such vacancy or the newly created directorship; and a director so chosen shall hold office until the term of the director whose vacancy is filled expires and until his successor shall be duly elected and shall qualify, or until his earlier death, resignation, retirement, disqualification or removal, or until the next annual meeting of stockholders, whichever shall first occur. Any director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors at any special meeting of stockholders duly called and held for such purpose.

        Section 12.  Action Without Meeting.  Unless otherwise restricted by the
                     ----------------------
Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof as provided in Article IV of these Bylaws, may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

                                  ARTICLE IV
                            COMMITTEES OF THE BOARD

        Section 1. Designation, Powers and Name. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, including, if they shall so determine, an Executive Committee, each such committee to consist of one or more of the directors of the Corporation. If an Audit Committee or a Compensation Committee is designated, each such committee shall consist of one or more directors of the Corporation who are not employees of the Corporation. The committee shall have and may exercise such of the powers of the Board in the management of the business and affairs of the Corporation as may be provided in such resolution; provided, however, that no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the

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Corporation or a revocation of a dissolution, or amending the Bylaws of the
Corporation; and, provided further, that, unless the resolution establishing the committee expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. The committee may authorize the seal of the Corporation to be affixed to all papers which may require it. The Board may designate one or more directors as alternate member(s) of any committee, who may replace any absent or disqualified member at any meeting.

        Section 2.  Minutes.  Each committee of directors shall keep regular
                    -------
minutes of its proceedings and report the same to the Board when required.

        Section 3.  Compensation.  Members of special or standing committees may
                    ------------
be allowed compensation for attending committee meetings, if the Board shall so determine.

        Section 4.  Action by Consent: Participation by Telephone or Similar
                    --------------------------------------------------------
Equipment. Unless the Board shall otherwise provide, any action required or
---------
permitted to be taken by any committee may be taken without a meeting if all members of the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the committee shall be filed with the minutes of the proceedings of the committee. Unless the Board shall otherwise provide, any one or more members of any such committee may participate in any meeting of the committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting of the committee.

        Section 5.  Changes in Committee; Resignations; Removals. The Board
                    --------------------------------------------
shall have power, by the affirmative vote of a majority of the authorized number of directors, at any time to change the members of, to fill vacancies in, and to discharge any committee of the Board. Any member of any such committee may resign at any time by living notice to the Corporation, provided, however, that notice to the Board, the Chairman of the Board, the President, the Chairman of such committee or the Secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. Any member of any such committee may be removed at any time, either with or without cause by the affirmative vote of a majority of the authorized number of directors at any meeting of the Board called for that purpose.

                                   ARTICLE V
                                   OFFICERS

Section 1.  Officers.  The officers of the Corporation shall be a Chairman of
            --------
the Board (if such office is created by resolution adopted by the Board and who may also be designated the President), a President (who may also be designated the Chief Executive Officer), one or more Vice Presidents (any one or more of whom may be designated Executive Vice President or Senior Vice President), a Secretary and a Treasurer. The Board may appoint such other officers and agents, including Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as it shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board. Any two or more offices, other than the offices of President and Secretary, may be held by the same person. No officer shall execute, acknowledge, verify or countersign any instrument on behalf of the Corporation in more than one capacity, if such instrument is required by law, by these Bylaws or by any act of the Corporation to be executed, acknowledged, verified or countersigned by two or more officers. The Chairman of the Board shall be elected from among the directors. With the foregoing exception, none of the other officers need be a director, and none of the officers need be a stockholder of the Corporation unless otherwise required by the Certificate of Incorporation.

        Section 2.  Election and Term of Office.  The officers of the
                    ---------------------------
Corporation shall be elected annually by the Board at its first regular meeting held after the annual meeting of stockholders or as soon thereafter as conveniently practicable. Each officer shall hold office until his successor shall have been elected or appointed and shall have qualified or until his death or the effective date of his resignation or removal, or until he shall cease to be a director in the case of the Chairman of the Board.

        Section 3.  Removal and Resignation.  Any officer or agent elected or
                    -----------------------
appointed by the Board may be removed without cause by the affirmative vote of a majority of the Board whenever, in its judgment, the best interests of the Corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any officer may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        Section 4.  Vacancies.  Any vacancy occurring in any office of the
                    ---------
Corporation by death, resignation, removal or otherwise, may be filled by the Board for the unexpired portion of the term.

        Section 5.  Salaries.  The salaries of all officers and agents of the
                    --------
Corporation shall be fixed by the Board or pursuant to its direction; and no officer shall be prevented from receiving such salary by reason of his also being a director.

        Section 6.  Chairman of the Board.  The Chairman of the Board (if such
                    ---------------------
office is created by resolution adopted by that Board and who may also hold the office of President or other offices) shall have such duties as the Board may prescribe. In the Chairman's absence, such duties shall be attended to by the President.

        Section 7.  President.  The President shall preside at all meetings of
                    ---------
the Board and at all meetings of the stockholders. The President shall be the Chief Executive Officer of the Corporation and shall perform such duties and exercise such powers as usually appertain to such title and such other duties as may be prescribed by the stockholders, the Board or the Executive Committee (if any) from time to time. The President shall have the power to appoint and

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remove subordinate officers, agents and employees, including Assistant
Secretaries and Assistant Treasurers, except that the President may not remove those elected or appointed by the Board. The President shall keep the Board and the Executive Committee (if any) fully informed and shall consult them concerning the business of the Corporation. The President may sign, with the Secretary or another officer of the Corporation thereunto authorized by the Board, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by resolution by the Board, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. The President shall vote, or give a proxy to any other officer of the Corporation to vote, all shares of stock of any other corporation standing in the name of the Corporation. In general, the President shall perform all other duties normally incident to or as usually appertain to the office of President and such other duties as may be prescribed by the stockholders, the Board or the Executive Committee (if any) from time to time.

        Section 8.  Vice Presidents. In the absence of the President, or in the
                    ---------------
event of his inability or refusal to act, the Executive Vice President (or in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board) shall perform the duties and exercise the powers of the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by resolution of the Board, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the Chairman of the Board (if any), the President, the Board or the Executive Committee (if any).

        Section 9.  Secretary.  The Secretary shall (a) record the proceedings
                    ---------
of the meetings of the stockholders, the Board and committees of directors in the permanent minute books of the Corporation kept for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law; (c) be custodian of the corporate records and of the seal of the Corporation, and see that the seal of the Corporation or a facsimile thereof is affixed to all certificates for shares of the Corporation prior to the issue thereof and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (d) keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder; (e) sign with the Chairman of the Board (if any), the President, or an Executive Vice President or Vice President, certificates for shares of the Corporation and any deeds, bond, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by resolution of the Board, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed; (f) have general charge of the stock transfer books of the Corporation; and (g) in general, perform all duties normally incident to the office of Secretary and such other duties as from time to time may be assigned

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

by the Chairman of the Board (if any), the President, the Board of Directors or the Executive Committee (if any).

        Section 10.  Treasurer.  If required by the Board, the Treasurer shall
                     ---------
give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board shall determine. The Treasurer shall (a) gave charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for monies due and payable to the Corporation from any source whatsoever and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Section 4 of Article VI of these Bylaws; (b) prepare, or cause to be prepared, for submission at each regular meeting of the Board, at each annual meeting of the stockholders, and at such other times as may be required by the Board, the Chairman of the Board (if any), the President or the Executive Vice Committee (if any), a statement of financial condition of the Corporation in such detail as may be required; (c) sign with the Chairman of the Board (if any), the President, or an Executive Vice President or Vice President, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by resolution of the Board, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed; and (d) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the Chairman of the Board (if any), the President, the Board or the Executive Committee (if any).

        Section 11.  Assistant Secretary or Treasurer.  The Assistant
                     --------------------------------
Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the Chairman of the Board (if any), the President, the Board or the Executive Committee (if any). The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, or in their respective inability or refusal to act, perform all functions and duties which such absent officers may delegate, but such delegation shall not relieve the absent officer from the responsibilities and liabilities of their office. The Assistant Secretaries may sign, with the Chairman of the Board (if any), the President or Executive Vice Pesident or Vice President, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by a resolution of the Board, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. The Assistant Treasurers shall respectively, if required by the Board, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board shall determine.

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                                  ARTICLE VI
                   CONTRACTS, CHECKS, LOANS, DEPOSITS, ETC.

        Section 1.  Contracts.  The Board may authorize any officer or officers,
                    ---------
agent or agents, in the name and on behalf of the Corporation, to enter into any contract or to execute and deliver any instrument, which authorization may be general or confined to specific instances; and, unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or for any amount.

        Section 2.  Checks, etc.  All checks, drafts, bills of exchange or other
                    -----------
orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed in the name and on behalf of the Corporation in such manner as shall from time to time be authorized by the Board, which authorization may be general or confined to specific instances.

        Section 3.  Loans.  No loan shall be contracted on behalf of the
                    -----
Corporation, and no negotiable paper shall be issued in its name, unless authorized by the Board, which authorization may be general or confined to specific instances. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board shall authorize.

        Section 4.  Deposits.  All funds of the Corporation not otherwise
                    --------
employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as may be selected by or in the manner designated by the Board. The Board or its designees may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as may be deemed expedient.

                                  ARTICLE VII
                                 CAPITAL STOCK

        Section 1.  Stock Certificates.  Each stockholder shall be entitled to
                    ------------------
have, in such form as shall be approved by the Board, a certificate or certificates signed by the Chief Executive Officer or the President and by either the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary (except that, when any such certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or any employee, the signatures of any such officers may be facsimiles, engraved or printed), which may be sealed with the seal of the Corporation (which seal may be a facsimile, engraved or printed), certifying the number of shares of capital stock of the Corporation owned by such stockholder. In case any officer who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such officer before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

        Section 2.  List of Stockholders Entitled to Vote.  The officer of the
                    -------------------------------------
Corporation who has charge of the stock ledger of the Corporation shall prepare and make or cause to have prepared or made, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

        Section 3.  Stock Ledger.  The stock ledger of the Corporation shall be
                    ------------
the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 2 of this Article VII or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

        Section 4.  Transfer of Capital Stock.  Transfers of shares of capital
                    -------------------------
stock of the Corporation shall be made only on the stock records of the Corporation by the holder of record thereof or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation or the transfer agent thereof, and only on surrender of the certificate or certificates representing such shares, properly endorsed or accompanied by a duly executed stock transfer power. The Board may make such additional rules and regulations as it may deem expedient concerning the issue and transfer of certificates representing shares of the capital stock of the Corporation.

        Section 5.  Lost Certificates.  The Board may direct a new certificate
                    -----------------
to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

        Section 6.  Fixing of Record Date.  In order that the Corporation may
                    ---------------------
determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividends or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

        Section 7.   Beneficial Owners.  The Corporation shall be entitled to
                     -----------------
recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold such person liable for calls and assessments, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                 ARTICLE VIII
                                   DIVIDENDS

        Section 1.   Declaration.  Dividends upon the capital stock of the
                     -----------
Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.

        Section 2.  Reserve.  Before payment of any dividend, there may be set
                    -------
aside out of any funds of the Corporation available for dividends such sum or sums as the Board from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board shall think conducive to the interests of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it is was created.

                                  ARTICLE IX
                      LIMITATION OF DIRECTORS' LIABILITY

        Section 1.  Limitation of Liability of Directors to the Corporation and
                    -----------------------------------------------------------
its Stockholders.  No director of the Corporation shall be liable to the
----------------
Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

                                   ARTICLE X
                                INDEMNIFICATION

        Section 1.  Indemnification.  The Corporation shall indemnify to the
                    ---------------
full extent authorized or permitted by law any person made, or threatened to be made, a party to any action or proceeding (whether civil or criminal or otherwise) by reason of the fact that he, his testator or intestate, is or was a director of officer of the Corporation or by reason of the fact that such director or officer, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity.

Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law.

        Section 2.  Advancement of Expenses.  Expenses, incurred by an officer
                    -----------------------
or director in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section.

        Section 3.  Non-Exclusivity.  The indemnification and advancement of
                    ---------------
expenses provided for hereby shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office.

        Section 4.  Continuity.  The indemnification and advancement of expenses
                    ----------
provided for hereby shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.


                                  ARTICLE XI
                                     SEAL

        The Corporation's seal shall be circular in form and shall include the name of the Corporation, the state and year of its incorporation, and the word "Seal."


                                  ARTICLE XII
                               WAIVER OF NOTICE

        Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

                                 ARTICLE XIII
                                  AMENDMENTS

        These Bylaws may be amended or supplemented in any respect at any time, either (a) at any meeting of stockholders, provided that any amendment or supplement proposed to be acted upon at any such meeting shall have been described or referred to in the notice of such meeting, or (b) at any meeting of the Board; provided that any amendment or supplement proposed to be acted upon at any such meeting shall have been described or referred to in the notice of such meeting or an announcement with respect thereto shall have been made at the last previous Board meeting, and further provided that no amendment or supplement adopted by the Board shall vary or conflict with any amendment or supplement adopted by the stockholders.

        I, the undersigned, being the Secretary of the Corporation, DO HEREBY CERTIFY THAT the foregoing are the Bylaws of said Corporation, as adopted by the Board of said Corporation on the 30th day of June, 1997.
                                 ----




                                        /s/ J. Hovey Kemp
                                        -----------------------------------
                                        J. Hovey Kemp
                                        Assistant Secretary

        Capitol Copy Products, Inc.

        RESOLVED, that the bylaws of Capitol Copy Products, Inc. are hereby amended as follows:

        Section 2 of Article III shall be amended by deleting the first sentence and replacing it with the following: "The number of directors shall be from one to ten in number, as determined by resolution of either the shareholders or the board of directors."

                              COS FINANCIAL, INC.
                   (formerly General Service Leasing, Inc.)


                                    BY-LAWS

                                   ARTICLE I

                                  Stockholders

        SECTION 1.  Annual Meeting.  The annual meeting of the stockholders of
                    ---------------
the Corporation shall be held on a day duly designated by the stockholders in January, if not a legal holiday, and if a legal holiday, then the next succeeding day not a legal holiday, for the transaction of such corporate business as may come before the meeting.

        SECTION 2.  Special Meetings.  Special meetings of the stockholders may
                    ----------------
be called at any time for any purpose or purposes by the Chairman of the Board, the President, by a Vice President, or by a majority of the Board of Directors, and shall be called forthwith by the Chairman of the Board, the President, by a Vice President, the Secretary-Treasurer or any director of the Corporation upon the request in writing of the holders of a majority of all the shares outstanding and entitled to vote on the business to be transacted at such meeting. Such request shall state the purpose or purposes of the meeting. Business transacted at all special meetings of stockholders shall be confined to the purposes or purpose stated in the notice of the meeting.

        SECTION 3.  Place of Holding Meetings.   All meetings of stockholders
                    --------------------------
shall be held at the principal office of the Corporation or elsewhere in the United States as designated by the Board of Directors.

        SECTION 4.  Notice of Meetings.  Written notice of each meeting of the
                    -------------------
stockholders shall be mailed, postage prepaid by the Secretary-Treasurer, to each stockholder of record entitled to vote thereat at his post office address, as it appears upon the books of the Corporation, at least ten (10) days before the meeting. Each such notice shall state the place, day, and hour at which the meeting is to be held and, in the case of any special meeting, shall state briefly the purpose or purposes thereof.

        SECTION 5.  Quorum.  The presence in person or by proxy of the holders
                    -------
of record of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote thereat shall contitute a quorum at all meetings of the stockholders, except as otherwise provided by law, by the Articles of Incorporation or by these By-Laws. If less than a quorum shall be in attendance at the time for which the meeting shall have been called, the meeting may be adjourned from time to time by a majority vote of the stockholders present or represented, without any notice other than by announcement at the meeting, until a quorum shall attend. At any adjourned meeting at which a quorum shall attend, any business may be transacted which might have been transacted if the meeting had been held as originally called.

        SECTION 6.  Conduct of Meetings.  Meetings of stockholders shall be
                    -------------------
presided over by the President of the Corporation or if he is not present, by a Vice President or if none of said officers is present, by chairman to be elected at the meeting. The Secretary-Treasurer of the Corporation, or if he is not present, any Assistant Secretary-Treasurer shall act as secretary of such meetings; in the absence of the Secretary-Treasurer and any Assistant Secretary-Treasurer, the presiding officer may appoint a person to act as Secretary-Treasurer of the meeting.

        SECTION 7.  Voting.  At all meetings of stockholders, every stockholder
                    ------
entitled to vote thereat shall have one (1) vote for each share of stock standing in his name on the books of the Corporation on the date for the determination of stockholders entitled to vote at such meeting. Such vote may be either in person or by proxy appointed by an instrument in writing, subscribed by such stockholder or his duly authorized attorney, bearing a date not more than three (3) months prior to said meeting, unless said instrument provides for a longer period. Such proxy shall be dated, but need not be sealed, witnessed or acknowledged. All elections shall be had and all questions shall be decided by a majority of the votes cast at a duly constituted meeting, except as otherwise provided by law, in the Articles of Incorporation or by these By-Laws.

        If the chairman of the meeting shall so determine, a vote by ballot may be taken upon any election or matter, and the vote shall be so taken upon the request of the holders of ten percent (10%) of the stock entitled to vote on such election or matter. In either of such events, the proxies and ballots shall be received and be taken in charge and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes, shall be decided by the tellers. Such tellers shall be appointed by the chairman of said meeting.


                                  ARTICLE II

                              Board of Directors

        SECTION 1.  General Powers.  The property and business of the
                    --------------
Corporation shall be managed under the direction of the Board of Directors of the Corporation.

        SECTION 2.  Number and Term of Office.  The number of directors shall be
                    -------------------------
three or such other number, but not less than three as may be designated from time to time by resolution of a majority of the entire Board of Directors provided that so long as there are less than three stockholders, the number of directors may be less than three but not less than the number of stockholders. Directors need not be stockholders. The directors shall be elected each year at the annual meeting of stockholders, except as hereinafter provided, and each director shall serve until his successor shall be elected and shall qualify.

        SECTION 3.  Filling of Vacancies.  In the case of any vacancy in the
                    --------------------
Board of Directors through death, resignation, disqualification, removal or other cause, the remaining directors, by affirmative vote of the majority thereof, may elect a successor to hold office for the unexpired portion of the term of the director whose place shall be vacant, and until the election of his successor, or until he shall be removed, prior thereto, by an affirmative vote of the holders of a majority of the stock.

        Similarly and in the event of the number of directors being increased as provided in these By-Laws, the additional directors so provided for shall be elected by a majority of the entire Board of Directors already in office, and shall hold office until the next annual meeting of stockholders and thereafter until his or their successors shall be elected.

        Any director may be removed from office with or without cause by the affirmative vote of the holders of the majority of the stock issued and outstanding and entitled to vote at any special meeting of stockholders regularly called for the purpose.

        SECTION 4.  Place of Meeting.  The Board of Directors may hold their
                    ----------------
meetings and have one or more offices, and keep the books of the Corporation, either within or outside the State of Maryland, at such place or places as they may from time to time determined by resolution or by written consent of all the directors. The Board of Directors may hold their meetings by conference telephone or other similar electronic communications equipment in accordance with the provisions of the Maryland Corporation law.

        SECTION 5.  Regular Meetings.  Regular meetings of the Board of
                    ----------------
Directors may be held without notice at such time and place as shall from time to time be determined by resolution of the Board, provided that notice of every resolution of the Board fixing or changing the time or place for the holding of regular meetings of the Board shall be mailed to each director at least three
(3) days before the first meeting held pursuant thereto. The annual meeting of the Board of Directors shall be held immediately following the annual stockholders' meeting at which a Board of Directors is elected. Any business may be transacted at any regular meeting of the Board.

        SECTION 6.  Special Meetings.  Special meetings of the Board of
                    ----------------
Directors shall be held whenever called by direction of the Chairman of the Board or the President and must be called by the Chairman of the Board, the President or the Secretary-Treasurer upon written request of a majority of the Board of Directors. The Secretary-Treasurer shall give notice of each special meeting of the Board of Directors, by mailing the same at least three (3) days prior to the meeting or by telegraphing the same at least two (2) days before the meeting, to each director; but such notice may be waived by any director. Unless otherwise indicated in the notice thereof, any and all business may be transacted at any special meetings. At any meeting at which every director shall be present, even though without notice, any business may be transacted and any director may in writing waive notice of the time, place and objectives of any special meeting.

        SECTION 7.  Quorum.  A majority of the whole number of directors shall
                    ------
constitute a quorum for the transaction of business at all meetings of the Board of Directors, but, if at any meeting less than a quorum shall be present, a majority of those present may adjourn the meeting from time to time, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or by the Articles of Incorporation or by these By-Laws.

        SECTION 8.  Compensation of Directors.  Directors shall not receive any
                    -------------------------
stated salary for their services as such, but each director shall be entitled to receive from the Corporation reimbursement of the expenses incurred by him in attending any regular or special meeting of the Board, and, by resolution of the Board of Directors, a fixed sum may also be allowed for attendance at each regular or special meeting of the Board and such reimbursement and compensation shall be payable whether or not a meeting is adjourned because of the absence of a quorum. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

        SECTION 9.  Committees.  The Board of Directors may, by resolution
                    ----------
passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the Board of Directors, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such names as may be determined from time to time by resolution adopted by the Board of Directors.


                                  ARTICLE III

                                   Officers

        SECTION 1.  Election, Tenure and Compensation.  The officers of the
                    ---------------------------------
Corporation shall be a President and a Secretary-Treasurer, and also such other officers including one or more Vice Presidents and/or one or more assistants to the foregoing officers as the Board of Directors from time to time may consider necessary for the proper conduct of the business of the Corporation. The officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of the stockholders except where a longer term is expressly provided in an employment contract duly authorized and approved by the Board of Directors. The President and Chairman of the Board shall be directors and the other officers may, but need not be, directors. Any two or more of the above offices, except those of President and Vice President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law or by these By-Laws to be executed, acknowledged or verified by any two or more officers. The compensation or salary paid all officers of the Corporation shall be fixed by resolutions adopted by the Board of Directors.

        In the event that any office other than an office required by law shall not be filled by the Board of Directors, or, once filled, subsequently becomes vacant, then such office and all references thereto in these By-Laws shall be deemed inoperative unless and until such office is filled in accordance with the provisions of these By-Laws.

        Except where otherwise expressly provided in a contract duly authorized by the Board of Directors, all officers and agents of the Corporation shall be subject to removal at any time by the affirmative vote of a majority of the whole Board of Directors, and all officers, agents, and employees shall hold office at the discretion of the Board of Directors or of the officers appointing them.

        SECTION 2.  Powers and Duties of the Chairman of the Board.  The
                    ----------------------------------------------
Chairman of the Board shall preside at all meetings of the Board of Directors unless the Board of Directors shall be a majority vote of a quorum thereof elect a chairman other than the Chairman of the Board to preside at meetings of the Board of Directors. He may sign and execute all authorized bonds, contracts or other obligations in the name of the Corporation; and he shall be ex-officio a member of all standing committees.

        SECTION 3.  Powers and Duties of the President.  The President shall be
                    ----------------------------------
the chief executive officer of the Corporation and shall have general charge and control of all its business affairs and properties. He shall preside at all meetings of the stockholders.

        The President may sign and execute all authorized bonds, contracts or other obligations in the name of the Corporation. He shall have the general powers and duties of supervision and management usually vested in the office of president of a corporation. The President shall be ex-officio a member of all the standing committees. He shall do and perform such other duties as may, from time to time, be assigned to him by the Board of Directors.

        In the event that the Board of Directors does not take affirmative action to fill the office of Chairman of the Board, the President shall assume and perform all powers and duties given to the Chairman of the Board by these By-Laws.

        SECTION 4.  Powers and Duties of the Vice President.  The Board of
                    ---------------------------------------
Directors shall appoint a Vice President and may appoint more than one Vice President. Any Vice President (unless otherwise provided by resolution of the Board of Directors) may sign and execute all authorized bonds, contracts, or other obligations in the name of the Corporation. Each Vice President shall have such other powers and shall perform such other duties as may be assigned to him by the Board of Directors or by the President. In case of the absence or disability of the President, the duties of that office shall be performed by any Vice President, and the taking of any action by any such Vice President shall be conclusive evidence of the absence or disability of the President.

        SECTION 5. Secretary-Treasurer.  The Secretary-Treasurer shall give, or
                   -------------------
cause to be given, notice of all meetings of stockholders and directors and all other notices required by law or by these By-Laws, and in case of his absence or refusal or neglect to do so any such notice may be given by any person thereunto directed by the President, or by the directors or stockholders upon whose written request the meeting is called as provided in these By-Laws. The Secretary-Treasurer shall record all the proceedings of the meetings of the stockholders and of the directors in books provided for that purpose, and he shall perform such other duties as may be assigned to him by the directors or the President. He shall have custody of the seal of the Corporation and shall affix the same to all instruments requiring it, when authorized by the Board of Directors or the President, and attest the same.

        The Secretary-Treasurer shall have custody of all the funds and securities of the Corporation, and he shall keep full and accurate account of receipts and disbursements in books belonging to the Corporation. He shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depository or depositories as may be designated by the Board of Directors.

        The Secretary-Treasurer shall disburse the funds of the Corporation as may be ordered by the stockholders, taking proper vouchers for such disbursements. He shall render to the President and the Board of Directors, whenever either of them so requests, an account of all his transactions as Secretary-Treasurer and of the financial condition of the Corporation.

        The Secretary-Treasurer shall give the Corporation a bond, if required by the Board of Directors, in a sum, and with one or more sureties, satisfactory to the Board of Directors, for the faithful performance of the duties of his office and for the restoration to the Corporation in case of his death, resignation, retirement or removal from office of all books, papers, vouchers, moneys, and other properties of whatever kind in his possession or under his control belonging to the Corporation.

        The Secretary-Treasurer shall perform all the duties generally incident to the office of the Secretary-Treasurer, subject to the control of the Board of Directors and the President.

        SECTION 6.  Assistant Secretary-Treasurer.  The Board of Directors may
                    -----------------------------
appoint an Assistant Secretary-Treasurer or more than one Assistant Secretary-Treasurer. Each Assistant Secretary-Treasurer shall (except as otherwise provided by resolution of the Board of Directors) have power to perform all duties of the Secretary-Treasurer in the absence or disability of the Secretary-Treasurer and shall have such other powers and shall perform such other duties as may be assigned to him by the Board of Directors or the President. In case of the absence or disability of the Secretary-Treasurer, the duties of the office shall be performed by any Assistant Secretary-Treasurer, and the taking of any action by any such Assistant Secretary-Treasurer in place of the Secretary-Treasurer shall be conclusive evidence of the absence or disability of the Secretary-Treasurer.

                                  ARTICLE IV

                                 Capital Stock

        SECTION 1. Issuance of Certificates of Stock. The certificates for shares of the stock of the Corporation shall be of such form not inconsistent with the Articles of Incorporation, or its amendments, as shall be approved by the Board of Directors. All certificates shall be signed by the President or by the Vice President and countersigned by the Secretary-Treasurer or by an Assistant Secretary-Treasurer. All certificates for each class of stock shall be consecutively numbered. The name of the person owning the shares issued and the address of the holder, shall be entered in the Corporation's books. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificates representing the same number of shares shall be issued until the former certificate or certificates for the same number of shares shall have been so surrendered and canceled, unless a certificate of stock be lost or destroyed, in which event another may be issued in its stead upon proof of such loss or destruction and unless waived by the President, the giving of a satisfactory bond of indemnity not exceeding an amount double the value of the stock. Both such proof and such bond shall be in a form approved by the general counsel of the corporation, the Transfer Agent of the Corporation and by the Registrar of the stock.

        SECTION 2. Transfer of Shares. Shares of the capital stock of the Corporation shall be transferred on the books of the Corporation only by the holder thereof in person or by his attorney upon surrender and cancellation of certificates for a like number of shares as hereinbefore provided.

        SECTION 3. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share or shares in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of Maryland.

        SECTION 4. Closing Transfer Books. The Board of Directors may fix the time not exceeding ten (10) days preceding the date of any meeting of stockholders or any dividend payment date or any date for the allotment of rights, during which time the books of the Corporation shall be closed against transfers of stock, or, in lieu thereof, the directors may fix a date not exceeding ten (10) days preceding the date of any meeting of stockholders or any dividend payment date or any date for the allotment of rights, as a record date for the determination of the stockholders entitled to notice of and to vote at such meeting or to receive such dividends or rights as the case may be; and only stockholders of record on such date shall be entitled to notice of and to vote at such meeting or to receive such dividends or rights as the case may be.

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

                                   ARTICLE V

                                Corporate Seal

        SECTION 1.  Seal.  In the event that the President shall direct the
                    ----
Secretary-Treasurer to obtain a corporate seal, the corporate seal shall be circular in form and shall have inscribed thereon the name of the Corporation, the year of its organization and the word "Maryland". Duplicate copies of the corporate seal may be provided for use in the different offices of the Corporation but each copy thereof shall be in the custody of the Secretary-Treasurer of the Corporation or of an Assistant Secretary-Treasurer of the Corporation nominated by the Secretary-Treasurer.

                                  ARTICLE VI

                            Bank Accounts and Loans

        SECTION 1.  Bank Accounts.  Such officers or agents of the Corporation
                    -------------
as from time to time shall be designated by the Board of Directors shall have authority to deposit any funds of the Corporation in such banks or trust companies as shall from time to time be designated by the Board of Directors and such officers or agents as from time to time shall be authorized by the Board of Directors may withdraw any or all of the funds of the Corporation so deposited in any bank or trust company, upon checks, drafts or other instruments or orders for the payment of money, drawn against the account or in the name or on behalf of this Corporation, and made or signed by such officers or agents; and each bank or trust company with which funds of the Corporation are so deposited is authorized to accept, honor, cash and pay, without limit as to amount, all checks, drafts or other instruments or orders for the payment of money, when drawn, made or signed by officers or agents so designated by the Board of Directors until written notice of the revocation of the authority of such officers or agents by the Board of Directors shall have been received by such bank or trust company. There shall from time to time be certified to the banks or trust companies in which funds of the Corporation are deposited, the signature of the officers or agents of the Corporation so authorized to draw against the same. In the event that the Board of Directors shall fail to designate the persons by whom checks, drafts and other instruments or orders for the payment of money shall be signed, as hereinabove provided in this Section, all of such checks, drafts and other instruments or orders for the payment of money shall be signed by the President or a Vice President and countersigned by the Secretary-Treasurer or an Assistant Secretary-Treasurer of the Corporation.

        SECTION 2.  Loans.  Such officers or agents of this Corporation as from
                    -----
time to time shall be designated by the Board of Directors shall have authority to effect loans, advances, or other forms of credit at any time or times for the Corporation from such banks, trust companies, institutions, corporations, firms or persons as the Board of Directors shall from time to time designate, and as security for the repayment of such loans, advances or other forms of credit to assign, transfer, endorse and deliver, either originally or in addition or substitution, any or all stocks bonds, rights and interests of any kind in or to stocks or bonds, certificates of such rights or interests, deposits, accounts documents covering merchandise, bills and accounts receivable and other commercial paper and evidences of debt at any time held by the Corporation; and for such loans, advances or other forms of credit to make, execute and deliver one or more notes, acceptances or written obligations of the Corporation on such terms, and with such provisions as to the security or sale or disposition thereof as such officers or agents shall deem proper; and also to sell to, or discount or rediscount with, such banks, trust companies, institutions, corporations, firms or persons any and all commercial paper, bills receivable, acceptances and other instruments and evidences of debt at any time held by the Corporation, and to that end to endorse, transfer and deliver the same. There shall from time to time be certified to each bank, trust company, institution, corporation, firm or person so designated the signatures of the officers or agents so authorized; and each such bank, trust company, institution, corporation, firm or person is authorized to rely upon such certification until written notice of the revocation by the Board of Directors of the authority of such officers or agents shall be delivered to such bank, trust company, institution, corporation, firm or person.

                                  ARTICLE VII

                                Reimbursements

        SECTION 1. Any payments made to an officer or other employee of the Corporation, such as salary, commission, interest or rent, or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer or other employee of the Corporation to the full extent of such disallowance. It shall be the duty of the Directors, as a Board, to enforce payment of each amount disallowed. In lieu of payment by the officer or other employee, subject to the determination of the Directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the Corporation has been recovered. Officers or other employees shall incur certain expenses for which such officers or other employees are not entitled to reimbursement.

                                 ARTICLE VIII

                           Miscellaneous Provisions

        SECTION 1.  Fiscal Year.  The fiscal year of the Corporation shall end
                    -----------
on the last day of December.

        SECTION 2.  Notices.  Whenever, under the provisions of these By-Laws,
                    -------
notice is required to be given to any director, officer or stockholder, it shall not be construed to mean personal notice, but such notice shall be given in writing, by mail, by depositing the same in a post office or letter box, in a postpaid sealed wrapper, addressed to each stockholder, officer or director at such address as appears on the books of the Corporation, or in default of any other address, to such director, officer or stockholder, at the general post office in the City of Beltsville, Maryland, and such notice shall be deemed to be given at the time the same shall be thus mailed. Any stockholder, director or officer may waive any notice required to be given under these By-Laws.

                                  ARTICLE IX

                                  Amendments

        SECTION 1.  Amendment of By-Laws.  The Board of Directors shall have the
                    --------------------
power and authority to amend, alter or repeal these By-Laws or any provision thereof, and may from time to time make additional By-Laws.


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